--------------------------------------------------------------------------------
                                                                    EXHIBIT 10.4
              AMENDMENT No. 1 TO LETTER OF AGREEMENT DCT-026/2003
--------------------------------------------------------------------------------

This Amendment No. 1 to Letter of Agreement DCT-026/2003, dated as of July 8,
2005 ("Amendment 1") relates to Letter Agreement DCT-026/2003 between Embraer -
Empresa Brasileira de Aeronautica S.A. ("Embraer") and JetBlue Airways
Corporation ("Buyer") dated June 9, 2003 as amended from time to time
(collectively referred to herein as "Letter Agreement") This Amendment 1 is between Embraer and Buyer, collectively referred to herein as the "Parties".

This Amendment 1 sets forth the further agreement between Embraer and Buyer relative to ***. All capitalized terms used in this Amendment 1 and not defined herein, shall have the meaning given in the Purchase Agreement, and in case of any conflict between this Amendment 1, the Letter Agreement and the Purchase
Agreement, the terms of this Amendment 1 shall control.

This Amendment 1 sets forth the further agreement between Embraer and Buyer. All terms defined in the Purchase Agreement shall have the same meaning when used herein and in case of any conflict between this Amendment 1 and the Purchase
Agreement, this Amendment 1 shall control.

Now, therefore, for good and valuable consideration, which is hereby acknowledged, Embraer and Buyer hereby agree as follows:

1. ***

2. The first sentence of Article 5 of the Letter Agreement shall be deleted and replaced as follows:Embraer will provide Buyer a spare parts credit of ***
United States dollars) per each of the Firm Aircraft effectively delivered to
Buyer. Embraer shall issue such spare parts credits in Sao Jose dos Campos, SP,
Brazil, in (i) *** United States Dollars). *** shall be made available to Buyer
*** prior to the Contractual Delivery Date of the *** Firm Aircraft. Each of ***
shall be made available to Buyer *** and (ii) *** United States dollars) that shall be made available to Buyer ***. The spare parts credit shall be used by
Buyer for the purchase of Embraer-made spare parts and ground support equipment from the Embraer - Brazil spare parts facility (except for engines, engine related parts and APU), on a mutually agreed delivery schedule.

                          [Intentionally left in blank]

----------------------
[***] Represents material which has been redacted and filed separately with the
Commission pursuant to a request for confidential treatment pursuant to Rule
24b-2 under the Securities Exchange Act of 1934, as amended.

--------------------------------------------------------------------------------
Amendment No. 1 to the LOA DCT-026/2003                              Page 1 of 2

--------------------------------------------------------------------------------
              AMENDMENT No. 1 TO LETTER OF AGREEMENT DCT-026/2003
--------------------------------------------------------------------------------

All other terms and conditions of the Letter Agreement, which are not specifically amended by this Amendment 1, shall remain in full force and effect without any change.

IN WITNESS WHEREOF, Embraer and Buyer, by their duly authorized officers, have entered into and executed this Amendment 1 to the Letter Agreement to be effective as of the date first written above.

Embraer - Empresa Brasileira                   JetBlue Airways Corporation
de Aeronautica S.A.

By     :  /s/ Satoshi  Yokota                  By    :  /s/ Thomas A. Anderson
        ---------------------------------             --------------------------

Name   : Satoshi  Yokota                       Name  : Thomas A. Anderson

Title  : Executive Vice President              Title : Senior Vice President
         Engineering and Development

By     :  /s/ Jose Luis D. Molina
        ---------------------------------

Name   : Jose Luis D. Molina

Title  : Director of Contracts
          Airline Market

Date: July 8, 2005                             Date: July 8, 2005

Place  : Sao Jose Des Campes, SP               Place  :
                                                       -------------------------

Witness:   /s/ Fernando Bueno                  Witness:
        ---------------------------------              -------------------------

Name   : Fernando Bueno                        Name   :
                                                       -------------------------

--------------------------------------------------------------------------------
Amendment No. 1 to the LOA DCT-026/2003                              Page 2 of 2